Notes Receivable	12 Months Ended
Dec. 31, 2012
Receivables [Abstract]
Notes Receivable
Notes Receivable
The following table summarizes our notes receivable as of December 31, 2012 and 2011 (in thousands):

	2012	2011
Par value notes	$5,439	$15,695
Discounted notes	97,458	95,510
Total notes receivable	$102,897	$111,205
Face value of discounted notes	$104,013	$103,471

Notes receivable have various annual interest rates ranging between 2.2% and 8.8% and averaging 4.0%. Included in the notes receivable at December 31, 2012 and 2011 are $101.3 million and $99.3 million, respectively, in notes that were secured by interests in real estate or interests in real estate partnerships.
All of our discounted notes have stated maturity dates and none are past due. All of the notes receivable shown above are estimated to be collectible and have not been impaired for the periods presented.
Discounted notes at December 31, 2012 and 2011, include $93.1 million and $91.2 million, respectively, from certain entities (the “borrowers”) that are wholly owned by a single individual. We originated these notes in November 2006 pursuant to a loan agreement that provides for total funding of approximately $110.0 million, including $16.4 million for property improvements and an interest reserve, of which $2.3 million had not been funded as of December 31, 2012. The notes mature in November 2016, bear interest at LIBOR plus 2.0%, are partially guaranteed by the owner of the borrowers, and are collateralized by second mortgages on 84 buildings containing 1,596 residential units and 43 commercial spaces in West Harlem, New York City. In conjunction with the loan agreement, we entered into a purchase option and put agreement with the borrowers under which we may purchase some or all of the buildings and, subject to achieving specified increases in rental income, the borrowers may require us to purchase the buildings (see Note 10). We determined that the stated interest rate on the notes on the date the loan was originated was a below-market interest rate and recorded a $17.4 million discount to reflect the estimated fair value of the notes based on an estimated market interest rate of LIBOR plus 4.0%. The discount was determined to be attributable to our real estate purchase option, which we recorded separately in other assets. Accretion of this discount, which is included in interest income in our consolidated statements of operations, totaled $1.1 million, $1.0 million and $0.9 million during the years ended December 31, 2012, 2011 and 2010, respectively. The value of the purchase option asset will be included in the cost of properties acquired pursuant to the option or otherwise be charged to expense. We determined that the borrowers are VIEs and, based on qualitative and quantitative analysis, determined that the individual who owns the borrowers and partially guarantees the notes is the primary beneficiary.
We recognized interest income, including accretion, of $4.3 million, $4.8 million and $4.5 million for the years ended December 31, 2012, 2011 and 2010, respectively, related to these notes receivable.